Schedule 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by Registrant   [X]
Filed by a party other than the Registrant [ ]

Check the Appropriate Box:

        [X]    Preliminary Proxy Statement

        [ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2)

        [ ]    Definitive Proxy Statement

        [ ]    Definitive Additional Materials

        [ ]    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                       BERYLLIUM INTERNATIONAL CORPORATION
                (Name of Registrant as Specified in Its Charter)

      _____________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (check the appropriate box):

        [ ] No fee.

        [X] Fee Computed on table below per Exchange Act Rules 14a-6(I)(1) and
            0-11.

        20,936,880 x .01 (par value) x .000295 = $61.76

1    Proxy Material for Beryllium International Corporation
     April 14, 1998

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

        NOTICE is hereby given that the Annual Meeting of Stockholders of Beryllium International Corporation (hereinafter the "Company") will be held at the Marriot Hotel Downtown, 75 Southwest Temple Street, Salt Lake City, Utah, 84101, 1-801-531-0800, on May 30, 1998 at 10:00 a.m., Mountain Time, for the
following purposes:

     1. To approve the Agreement and Plan of Reorganization dated the 19th day of February, 1998, between Beryllium International Corporation and RHAJ, Inc., a Nevada Corporation.

     2. To seek and approve the authorization to issue 397,800,720 shares of Beryllium Common Stock to RHAJ, Inc., to complete the reorganization.

     3.   To cancel all the warrants previously issued by the corporation.

     4. To vote on a Board of Directors, who will be in charge of running the new company.

     5.   Tp approve a reverse stock split of 20 to 1.

     6. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     7.   To approve the change of the Company's Certified Public Accountants.

        Holders of record of Common Stock at the close of business on May 5, 1998, will be entitled to notice of and to vote at such meeting or any adjournment thereof. The transfer books of the company will not be closed.

        It is important that your shares be represented at this meeting in order that the presence of a quorum may be assured. Enclosed is a form of proxy that you are urged to sign and forward in the accompanying envelope, whether or not you expect to attend in person. Shareholders who attend the meeting in person may revoke their proxies and vote in person of they desire.

        All shareholders are cordially invited to attend the Annual Meeting of the Shareholders.

                                            Sincerely,
                                            BERYLLIUM INTERNATIONAL CORPORATION


                                            By: _______________________________
                                            Title:_____________________________


2    Proxy Material for Beryllium International Corporation
     April 14, 1998

        (1)     Title of each class of Securities to which transaction applies:

               COMMON STOCK                   $0.01

               24 - Month Common Stock Purchase Warrants

               48 - Month Common Stock Purchase Warrants

        (2)     Aggregate number of securities to which transaction applies:

                   20,936,880

        (3) Per unit price or other underlying value of transaction computed Pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  -0-

        (4)     Proposed maximum aggregate value of transaction:

                 -0-

        (5)    Total Fee Paid:

                 $61.76

        |_|    Fee paid previously with preliminary materials.

        |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount Previously Paid:

                             NONE.

        (2)    Form Schedule or Registration Statement No.:

                             NONE

        (3)    Filing Party:

                    BERYLLIUM INTERNATIONAL CORPORATION

        (4)    Date Filed:

                               MAY 6, 1998

3    Proxy Material for Beryllium International Corporation
     April 14, 1998

        ITEM 1.       DATE, TIME AND PLACE INFORMATION:

               You as a stockholder are cordially invited to attend the Special Meeting of the Stockholders of Beryllium International Corporation to be held at 12:00 noon local time, on the 30th day of May, 1998, at the Marriott Hotel Downtown, 75 Southwest Temple Street, Salt Lake City, Utah 84101, 1-801-531-0800. Should you need to contact the company concerning any questions regarding this meeting, you may contact the company at 8790 Blue Jay Lane, Salt Lake City, Utah 84121 or by telephone by calling 801-942-0895.

                Dated:  MAY 6, 1998

        ITEM 2.       REVOCABILITY OF PROXY:

               Any Proxy given pursuant to this solicitation may be revoked by the Shareholder who has given it at any time before it is exercised.

        ITEM 3.       DISSENTERS' RIGHT OF APPRAISAL:

               Any Shareholder, whether or not entitled to vote is entitled to dissent from and obtain payment of the fair market value of shares held by him, if the shares were not listed on the National Securities Exchange under the Federal Securities Exchange Act of 1934 as amended or on the National Market System of the National Association of Securities Dealer Automated Quotation System.

        ITEM 4.       PERSONS MAKING SOLICITATION:

               This solicitation is being made by Beryllium International Corporation and its Board of Directors. Such solicitation and the matters contained herein received unanimous approval of the Board of Directors who support the proposals set forth in the Proxy Material. The costs of the solicitation will not be born directly or indirectly by the company in that the company has no assets. All of the Directors of Beryllium have unanimously voted for the proposed solicitations contained herein. The solicitation of this proxy is going to be made by United States Mail, with each shareholders receiving a proxy and a proxy card to mail back to the corporation or the Stockholder can attend the meeting in person. The Shareholders that elect to mail such proxies can mail the proxy card back to the company address, attention Mr. R. Dennis Ickes, 1270 Eagle Gate Tower, 60 East South Temple, Salt Lake City, Utah 84111, who will calculate the votes as Secretary of the Corporation. Employees of the company, at no additional compensation, may communicate with the Shareholder to solicit their proxies. The costs of the solicitation, approximately $6,000.00 dollars, will be borne by RHAJ, Inc., and Green Gas Generator and neither party will seek compensation for said efforts from Beryllium.

        ITEM 5.       INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON:

               This solicitation is being made on the behalf of the Registrant. Contained herein is a list of each person or persons who is a Director or Executive Officer of the Registrant since the beginning of the fiscal year.

                               DIRECTOR OR
NAME                AGE        POSITIONS WITH COMPANY                    SINCE
----------------    ---        -----------------------------------       -----
Richard D. Moody     67        Chairmen of the Board, President           1985
                               and Chief Executive Officer and a
                               director of Emery Energy, Inc., and

4    Proxy Material for Beryllium International Corporation
     April 14, 1998

                               Moody Beryllium Corporation.

Gerald M. Park       66        Vice-President, treasurer, and a           1985
                               director of Emery Energy, Inc., and
                               of Moody Beryllium Corporation.

R. Dennis Ickes      54        Secretary and a director of  Emery         1979
                               Energy, Inc., and Moody Beryllium
                               Corporation.

        ITEM 6.       VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF:

               The common shareholders of the company, who own the outstanding shares will be entitled to vote at the meeting. The company has one class of stock which is common stock and the shareholders own 20,936,880 shares. The record date of shareholders with respect to this solicitation are all shareholders as of the date contained herein. The final closing of the stock transfer records, the Board of Directors fixed in advance a date as a record date for such termination of shareholders and such date shall be April 18, 1998. So there will be an action, with regard to the election of the Board of Directors and no persons have cumulative voting rights for this corporation.

                      The registrant is authorized to issue 50,000,000 shares of common stock, par value $ .01, of which 20,936,880 shares were issued and outstanding on December 31, 1997. Each share of common stock is entitled to one vote.

                      The following table sets forth, as of December 31, 1997,
               the number of shares of the Registrant's common stock, par value $.01, held of record or beneficially by each person who was known by the Registrant to own beneficially, more than 5% of the Registrant's common stock, and the name and share holdings of each officer, director, and nominee, and all officers and directors as a group. Each person listed holds sole voting and investing power over the shares shown as being beneficially owned by such person.

NAME               AGE    DIRECTOR OR
                          POSITIONS WITH COMPANY                         SINCE

Richard D. Moody   67     Chairmen of the Board, president               1985
                          and Chief Executive Officer and a
                          director of Emery Energy, Inc., and
                          Moody Beryllium Corporation.

Gerald M. Park     66     Vice-President, treasurer, and a               1985
                          director of Emery Energy, Inc., and
                          of Moody Beryllium Corporation.

R. Dennis Ickes    54     Secretary and a director of  Emery             1979
                          Energy, Inc., and Moody Beryllium
                          Corporation and a practicing Attorney
                          in the State of Utah from 1980 to Present.

5    Proxy Material for Beryllium International Corporation
     April 14, 1998

NAME OF                                 NUMBER OF                    PERCENT OF
BENEFICIAL OWNER                         SHARES                        CLASS
------------------------               ----------                    ---------
PRINCIPAL SHAREHOLDERS
------------------------
Richard D. Moody                        9,641,388                       46.1%
1216 Route #1
Delta, Utah 84624

Gerald M.  Park                         2,067,265                        9.9%
8790 Blue Jay Lane
Salt Lake City, Utah 84121

OFFICERS AND DIRECTORS

Richard D. Moody             ----------------See above ------------------------

Gerald M. Park               ----------------See above ------------------------

R. Dennis Ickes                           452,211                        2.2%

All officers and directors
as a group Three (3) persons.          12,160,864                       58.1%


        ITEM 6  CONTINUED.

               At the close of business on May 5, 1998, there were 20,936,880 shares of common stock at $ 0.01 par value entitled to vote. Each Shareholder of record on such date is entitled to one vote for each share of common stock held by such Shareholder. The Shareholder shall not have any rights to cumalative voting. The record date of Shareholders to vote under Utah Law is no more than fifty days and no less than 10 days from the date of the meeting.

        ITEM 7.       DIRECTORS AND EXECUTIVE OFFICERS:

               The company is also going to propose that a new slate of Directors be elected. This slate is to include:

               R. Dennis Ickes

               Francis Chua Seng Kiat

               Peter Gabriel

               Thomas E. Berinato

               ---------------------------------------------

                      In regard to legal proceedings. There are no legal
               proceedings with respect to any of the Directors or Executive Officers.

                      The following information is supplied in regard to the
               proposed slate of Board of Directors, who propose to serve for a period of one year or until the next annual Shareholders meeting.

6    Proxy Material for Beryllium International Corporation
     April 14, 1998

                                    DIRECTOR OR                  PRINCIPAL OCCUPATION         TERM OF OFFICE
NAME                  AGE           POSITIONS WITH COMPANY       DURING LAST 5 YEARS           AS DIRECTOR
---------------       ---           ----------------------       -------------------          --------------
R. Dennis Ickes        54           Director                     Treasurer/Secretary of           03/31/2000
                                                                 Beryllium 1994 to Present
                                                                 and a Practicing Attorney
                                                                 State of Utah, 1980 to
                                                                 Present.

Francis Chua Seng Kiat 49           Director, CEO, Chairmen      Managing Director - Green       03/31/2000
                                                                 Gas Generator 1993 to
                                                                 Present; Chairmen- Pacific
                                                                 Drageon, Ltd. Chairmen-
                                                                 European Far East PTE, Ltd.;
                                                                 Director- Yamagawa Japanese
                                                                 Restaurant, PTE, Ltd. Special
                                                                 Assistant to Chairman,
                                                                 EDB (Riau Projects) 1993 to
                                                                 1994.

Peter Gabriel           42          Independent Director         Practicing Attorney in          03/31/2000
                                                                 Singapore Partner in Firm of
                                                                 Gabriel Peter and Partners,
                                                                 established in 1986 to Present.

Thomas E. Berinato      40          Independent Director         Practicing Attorney in State    03/31/2000
                                                                 of New York. 1982 to Present.
                                                                 New York State Bar Association.
                                                                 Queen County Bar Association.
                                                                 Commercial Litigation Committee.

----------

                In that regard, it was agreed to between RHAJ, a Nevada Corporation and Green Gas Generator PTE Ltd. that R. Dennis Ickes would remain a Director of the Company.

                There were no transactions between registrants during the last fiscal year or similar transactions to which Registrant or any of its subsidiaries was a party in any transaction that involved more than sixty thousand dollars. And that no such person had any, directly or indirectly, any material interest in any such item.

                There have been no relationships between the directors of the entities and the Registrant or any business.

                No nominee or director during the last fiscal year has received any compensation from the Registrant.

                At the present time the company does not have a standing audit and nominee compensation committee, a Board of Directors or Committees performing similar functions. The company has not had a meeting of the Board of Directors in the last fiscal year, except on the 14th day of March, 1992 and all Directors have attended all meetings.

                There have been no director or directors that have resigned or declined to stand for re-election to the Board of Directors since the last annual meeting because of a disagreement with the Registrant on any matters

7    Proxy Material for Beryllium International Corporation
     April 14, 1998
        relating to the Registrants operations policy or practice or practices.

        ITEM 8.       COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS:

                At the present time there is no compensation of the Directors or Executive Officers.

        ITEM  9.      INDEPENDENT PUBLIC ACCOUNTS:

                The Board of Directors would also ask at this Special Meeting in lieu of the annual meeting, that security holders ratify the employing of Jones and Jenson and Company. L.L.C., Certified Public Accountants who have been approved by the present Board of Directors to perform updated audited financial's of the companies last audited financial's of March 31, 1994, to March 31, 1998.

                A representative of the accounting firm will be present at the Special Shareholders meeting. Any such Shareholder who wishes to may make a statement, if they so desire, and the representative will respond to any such questions.

               During the Registrants two most resent fiscal years Deloitte and Touch, LLP, Certified Public Accountant firm has been dismissed and the new independent accountant has engaged as the principle auditor of the Registrants financial statements. They have expressed a reliance on the reporting relying on the companies former auditors and financial's prepared by 1994 and prior have been no disagreements with accounting or financial disclosures.

               The decision to change accountants was not recommended by an auditor or similar committee but by the Board of Directors. The former accountants, Deloitte and Touche, LLP, expressed a heavy work load and felt that they could not work on the financial's in a timely manner. Therefore, the current auditors were chosen due to essence of time and an already established relationship.

               There has not been any disagreements with the former accountants of any manner of accounting principle or practice, financial statements, disclosure or auditing procedure, however, the present accountants have expressed an opinion that the viability of the company as an on going concern without the merger taking place, because the corporation has no assets or ongoing business.

         ITEM 10.     COMPENSATION PLANS:

                There is no compensation plan in effect and there is no action going to be taken on a compensation plan at the present time.

        ITEM  11.     AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR
                      EXCHANGE:

               RHAJ, Inc., a Nevada Corporation has entered into a agreement and Plan of Reorganization with Beryllium International Corporation wherein the companies would reorganize under a tax free organization under Section 368 (a)(1)(b) of the Internal Revenue Code of 1954.

               The transaction would be consummated by reorganizing pursuant to Sections 368(a)(1)(b) of the Internal Revenue Code RHAJ, Inc., will exchange all of its outstanding common stock in the amount of 2,390,000 to Beryllium and Beryllium in return will issue 397,800,720 common stock shares to RHAJ, Inc., a Nevada Corporation.

               Registrant will receive 2,390,000 shares of common stock of RHAJ which is all issued and outstanding stock to Beryllium as consideration for the stock issued by the Registrant, Beryllium. The shareholders will be asked to vote that Beryllium be authorized to issue 397,800,720 amount of shares to RHAJ, Inc.,

8    Proxy Material for Beryllium International Corporation
     April 14, 1998
               for consideration of reorganization with RHAJ as described above. After the reorganization the Shareholders of Beryllium will be asked to approve recapitalization under which the issued and outstanding shares of the company's common stock will be a reserve split 20 to 1 and the number of common stock will be changed from 418,737,600 shares to 20,936,880.

               EXCHANGE OF BERYLLIUM INTERNATIONAL CORPORATION STOCK
               CERTIFICATES:

               Promptly after the Effective Time, a designated exchange agent (the "Exchange Agent") will mail a Letter of Transmittal (as per "The Reorganization Agreement - Exchange of RHAJ, Inc., Stock Certificates") and instructions to each holder of record of a certificate representing shares of RHAJ, Inc. Common Stock (a "Certificate") as of the Effective Time for use in effecting the surrender of the Certificate. Upon surrender of a Certificate of cancellation to the Exchange Agent, together with such Letter of Transmittal duly executed and completed in accordance with the instructions thereto, the holder of such Certificate will be entitled to receive in exchange therefore (I) a certificate representing the number of whole shares of new Beryllium Common Stock to which such holder shall be entitled issued back-to-back with a certificate representing the number of whole shares of Beryllium to which such holder shall be entitled and (ii) a check representing the amount of cash in lieu of Excess Paired Shares, if any, or fractional paired shares, if any, due such holder plus the amount of any dividends or distributions, if any, as provided in the Merger Agreement, after giving effect to any required withholding tax, and the Certificate so surrendered will be canceled. STOCKHOLDERS SHOULD NOT SEND IN THEIR CERTIFICATES UNTIL THEY RECEIVE A LETTER OF TRANSMITTAL.

               Also, the shareholders are asked to vote on canceling all warrants of Beryllium which include 24 - month common stock purchase warrants and 48 - month common stock purchase warrants as additional action to consummate the transaction between Beryllium and RHAJ. The reason for the proposed modification or exchange of the extinguishment of the common stock purchase warrants is to effectuate the merger between RHAJ and Beryllium.

               Enclosed hereto as "Exhibit 'A'" is the Agreement and Plan of Reorganization between RHAJ and Green Gas and RHAJ and Beryllium. At the present time the existing securities are not listed on the National Securities Exchange. The company has updated its financial's and plans to file its 10-K form with the SEC. Additionally, they will ask that the company be traded on the Over the Counter Bulletin Board (OTCBB) on NASDAQ. The company plans, in the future, to make application for NASDAQ small cap trading, once it meets all of the erquirements.

         ITEM 12.     MODIFICATION OR EXCHANGE OF SECURITIES:

               The Reorganization calls for RHAJ exchanging 2,390,000 shares of common stock for 397,800,720 common stock. The original securities are not to be modified but, the Beryllium Shareholders will be diluted to 5% ownership of outstanding stock from the present 100. RHAJ will own 95% of outstanding and issued stock of Beryllium all stock will remain .01 par value.

         ITEM 13.     FINANCIAL AND OTHER INFORMATION:

               The Company incorporates by reference herein the Consolidated Proforma Financial Statements for Beryllium International Corporation for the fiscal year ending March 31, 1998, prepared by the independent auditors, Jones, Jenson & Company, and the attachments thereof, which include the updated financial's for the fiscal year ending March 31, 1998. (Attached hereto as Exhibit "B").

               SUPPLEMENTARY FINANCIAL INFORMATION:

9    Proxy Material for Beryllium International Corporation
     April 14, 1998

               These are incorporated by reference herein. At the present time the stock is not being traded. The financial's for the company's fiscal year of 1998 ending March 31, 1998 have been filed by the Form 10- K (Attached hereto as Exhibit "C")At this time, the company's accountants, Jones, Jensen and Company will at the Special Shareholders Meeting and will make a statement and will be available for questions.

               MANAGEMENT DISCUSSION OF FINANCIAL CONDITION AS A RESULT OF OPERATION.

               The company, Beryllium International Corporation has been in a development stage since 1994, ceased its mining operations as a result in World decline in prices for Beryllium, and intense competition from larger companies. These factors caused them not to engage in any activities from 1994 to the present. The company is basically a shell corporation with substantially no net worth and no assets. The companies financial condition, since the last 10-K was filed, has been unchanged. The company has no liquidity, no material liabilities. The company at the present time does not have any known demands or commitments, events or uncertainties that will result in the Registrant's liquidity increasing or decreasing in any material way. The company is proposing a tax-free reorganization to merge with RHAJ, a Nevada Corporation who will in turn owns Green Gas Generator PTE LTD., a Singaporian Corporation.

               CAPITAL RESOURCES:

               The Registrant has not made any material commitments for capital expenditures as of the preparation of this Proxy Material. Secondly, there are no known material transactions, either favorable or unfavorable in the Registrants Capital Resources.

               RESULTS OF OPERATIONS:

               The company basically has not had any operations since 1994. The company had attempted to mine Beryllium and other minerals in the Rocky Mountain region, but never had any significant revenues. At the present time the company does not have any significant revenues or expenses and does not have any present operations. The company does not have any trends or uncertainties that reasonably would be expected to have an impact on net sales or revenues from operations , in fact, the company has ceased the mining operations and has no plans for the future to reinstate those mining operations. The company has entered into a Plan of Reorganization dated February 19, 1998. Green Gas Generator is a company that has a patented technology to produce a oxy-hydrogen flame (Green Gas) which is capable of cutting metal up to two hundred millimeters in thickness. Green Gas flame is generated through an electrolysis process that converts water into oxygen-hydrogen gas mixture which will compete with existing oxy-acetylene and other oxy-fuel cutting systems. This process makes this application ideal for offshore oil and gas drilling operations, pipe line, sea going vessels, shipbuilding, and ship repair yards, metal and fabrication industries, ship breaking, etc. . . that have the need to economically cost cut steel and improve the safety and health environment of workers in these fields. This process therefore makes this application ideal for off shore oil and gas drilling operations, pipe line and pipe line barges, work barges, sea going vessels, and/or companies that have the need to economically cut steel because of the safety factors involved in this application.

               RISK FACTORS:

                      In considering whether or not to approve the proposals of
               Beryllium and RHAJ, the stockholders should consider in addition to this Proxy Material, any of the additional information attached hereto and the matters discussed in this section.

                      The Proxy Statement contains statements which can
               constitute factual looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

10    Proxy Material for Beryllium International Corporation
      April 14, 1998

                      Statements appear in a number of places in the proxy
               statement, including statements regarding intent, belief or the current expectations of RHAJ, Green Gas and Beryllium. With respect to the proposed operations of the company, which will include manufacturing Gas Generating Torch system and the use of the Green Gas Technology for other profitable applications.

                      Such risks include risks associated with the production of industrial equipment tools, with the Green Gas torch which is virtually a new technology. Interest rates could effect financing of the company, and general economics and conditions such as the down turn in Asian Financial markets, which could have an effect on future sales and results of future operations.

                      Production costs and any other forward looking statements
               are not guarantees of future performance, future financing involving risks of uncertainties and that actual results may differ entirely from the forward looking statements as a result of these various factors.

                      The accompanying information contained in this Proxy
               Statement include, without limitation, the information set forth below in the information under the headings, Companies, Surviving Companies, and Important Factors which could cause adverse effects to the company.

                      A risk that must be considered is the failure of the Green
               Gas Generator as a viable alternative to Oxygen/acetylene gas systems for metal cutting. This Gas Generator, which has been developed by Green Gas Generator PTE LTD., which has been acquired by RHAJ, Inc., a Nevada Corporation is a new product. The company started producing and testing these products in the past year. The system works using electrolysis that is put in to the machine the company refers to the gas it produces as the Green Gas. The Green Gas Generator converts water to a gaseous mixture of hydrogen and oxygen to a pollution free fuel gas for a wide variety of potential industrial purposes. The company however, is utilizing this technology to produce a stable gas which is manufactured or created by a state of the art micro processor technology which enables the Green Gas Generator to produce the gas on demand, which in turn produces an extremely hot flame which can be used for cutting or welding. The Green Gas Generators primary purpose is to be used as a cutting torch in that it is an economical alternative to conventional bottled gases, such as oxygen/acetylene and other gas systems which require gas bottles to be used which are under extreme pressure. Acetylene, by its very nature is a storage hazard and extremely dangerous when leaked., and certainly bears more expense then the oxygen water combination used in the Green Gas Generator.

                      Use and operation of the Green Gas Generator is fairly
               simple. You fill the tank with water, turn on the electricity supply and the generator within seconds starts a neutral flame on a torch that is then used for cutting or welding.

                      Green Gas Generating System also cuts cost because of the
               fact that acetylene is not used. The Green Gas system provides the user with a better cut because it produces less slag and cuts steel at a twenty percent faster rate than conventional cutting tools or systems. The narrower type cut also reduces waste in the steel product. It also causes less grinding and sanding to be needed when compared to the conventional cutting systems. It also produces a neutral flame almost instantly, without preheated oxygen and it also saves additional time because it does not need an adjustment like conventional cutting torches.

                      Green Gas is also pollution free, and producing no
               by-products during combustion. The water is basically recycled, which saves resources. Further, with conventional gas, with extended usage during welding and cutting, can expose the users to carbon-monoxide gas. With Green Gas the users do not face this occupational hazard. However, the Green Gas Generator, is a relatively new technology yet to be proven in the market place. It has had limited sales and has just now begun manufacturing for full scale production of the generator. There is no guarantee for a market for this product. Since this product is new, there is no guarantee that this product will successfully compete with other torches such as Oxygen

11    Proxy Material for Beryllium International Corporation
      April 14, 1998

               Acetylene, Water Cutting Torches, Lazar Torches or any other industrial torches currently on the market. Further, the company is competing against larger, more financially secure companies that have been in business longer and are firmly entrenched in the market.

                      This company has no operating history, and limited
               resources in which to conduct its marketing strategy and certainly faces stiff competition with very old and well established competition such as Oxygen Acetylene and other types of industrial equipment that is out there. Additionally, if the company is successful, there is no guarantee that the company can guarantee the necessary amount of torches, should the demand for same become great. The company needs to receive a capital infusion at some time from a group of Singaporian Directors, however, the Green Gas Board has expressed, pursuant to the Private Securities Litigation Reform Act of 1995 to provide capital for, manufacturing, marketing, operations and assets to meet small cap requirements of NASDAQ. Those directors have previously supplied funds and efforts in developing the company. . However, there is no guarantee that such funding will be available or placed in the corporation. Without such funding the company would have no chance to produce enough product to be profitable for the stockholders. At the present time, the company is not being traded on any exchange. The company is filing all of its updated forms with the Security and Exchange Commission, and intends to first trade on the Over the Counter Bulletin Board (OTCBB) with National Accreditation System and hopes to apply for NASDAQ small cap quotation system. Further, there is no guarantee that any market-maker will make a market in the companies stock and therefore there is no guarantee of a market for this stock.

                      There is no guarantee that these events will take place
               because of the period of time that the company has been inactive.

        ITEM  14.     MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS:

                The company, Beryllium International Corporation, a Utah Corporation, located at 8790 Blue Jay Lane, Salt Lake City, Utah 84121, is proposing the acquisition of RHAJ, Inc., a Nevada Corporation, with its principle place of business located at 1717 West Sixth Street, Ste. 240, Austin, Texas 78703. The telephone number for Beryllium is 801-943-5972. RHAJ, Inc., telephone number is 512- 469-9765.

               A description and the general nature of the business conducted by RHAJ, Inc., a Nevada Corporation, has acquired Green Gas Generator, PTE, Ltd., a Singaporian Corporation, located at 21 Pandon Road, Singapore 609273. Whose telephone number is (65) 268-1995. RHAJ acquired Green Gas on the 6th day of February, 1998, by exchanging stock. A copy of that agreement is attached hereto. Green Gas Generator PTE Ltd., has a patented technology of converting ordinary water into an oxy-hydrogen gas cutting system which will compete with traditional Oxy-Acetylene and other oxy-fuel cutting torches. The company is also developing other products based on this patented process.

               A Summary of the Material Features in the Proposed Transaction.

               That Beryllium and RHAJ, a Nevada Corporation. Beryllium, hereinafter referred to as Acquiror and RHAJ, hereinafter referred to as Acquiree. That RHAJ will be acquired by Beryllium International Corporation under Section 368(a)(1)(B) of the Internal Revenue Code of 1954 as Amended, through the issuance of 397,800,720 stock of Beryllium for 2,390,000 shares of RHAJ. The reason for engaging in this transaction at the present time Beryllium has no operations nor assets and no longer conducts its principle business operations. This transaction will allow Beryllium International Corporation access to a new technology and operations and allow the company to acquire assets and income into the future. A material difference in the rights of the security holders of the Registrant as a result of this transaction will be that the Beryllium shareholders will be diluted by approximately 95% and all of the warrants will be canceled. Under the tax consequences of this transaction, it is a tax-free exchange under Section 368(a)(1)(B) of the Internal Revenue Code of 1954 as Amended, and should not trigger taxable events. (UNDER 202 OF REG S TOCK ISSUED WILL BE THE CAPITAL TREASURY STOCK OF BERYLLIUM

12    Proxy Material for Beryllium International Corporation
      April 14, 1998

        BEING CHANGED FOR THE OUTSTANDING STOCK OF RHAJ BOTH WHICH ARE COMMON STOCK. AT THE PRESENT TIME, BERYLLIUM STOCK IS NOT TRADED OR NOT LISTED TRADING ON PRIVILEGES WITH THE NATIONAL SECURITIES EXCHANGE. SECURITIES ARE NOT OFFERED FOR BID OR OFFER QUOTATIONS ON ANY AUTOMATED QUOTATION SYSTEM OPERATED BY A NATIONAL SECURITIES ASSOCIATION, OR ANY OTHER STOCK EXCHANGE..

               Dividends, Arrears and Defaults:

               The principle interest in respect to any of these securities of the registrant or Beryllium or Green Gas. Enclosed herein and attached as an Exhibit is a pro forma basis of the effect of the transaction between the reorganization of RHAJ and Beryllium and the combination of the financial's as a result of RHAJ owning Green Gas.

               There are no Federal or State Regulatory Requirements to be complied with or approved with in regard to this transaction. There have been no past, present or proposed material, contracts, arrangements or understandings, relations other than the agreements between all three parties, i.e., Beryllium, RHAJ and Green Gas. Which is attached hereto as an Exhibit and incorporated herein by reference as if wholly recited here.

               Additionally, the parties proposed a stock split of twenty to one with Beryllium when the action has taken place. The company will change its name to Green Gas Technologies, Inc.

        ITEM  15.     ACQUISITION OR DISPOSITION OF PROPERTY:

               There will be no acquisition or disposition of property. The assets of RHAJ and Green Gas will now be combined with Beryllium.

        ITEM  16.     RESTATEMENT OF ACCOUNTS:

               There will be no restatements of accounts in respect to reports. Enclosed herein and incorporated by reference is the Board of Directors Approval of the three companies, of this transaction and the recommendation to the Shareholders to approve the same.

        ITEM 17.      ACTION WITH RESPECT TO REPORTS:

                      None.

        ITEM  18.     MATTERS NOT REQUIRED TO BE SUBMITTED:

                      There are no matters that are not required to be submitted.

         ITEM 19.     AMENDMENT OF CHARTER, BYLAWS OR OTHER DOCUMENTS:

         Amendment of Charter, By-Laws or Other Documents:

               The only amendment to the Charters, and By-Laws is the issuance of the stock and the name change.

         ITEM 20.     OTHER PROPOSED ACTION:

                      None.

13    Proxy Material for Beryllium International Corporation
      April 14, 1998

        ITEM  21.     VOTING PROCEDURES:

               Directors will be elected by a plurality of the votes cast by holders of shares entitled to vote at the Annual Meeting. Auditors will be approve and all other matters will be decided by the affirmative vote of holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting. Abstentions and broker nonvotes will not affect the election of directors. Since all other matters to be considered at the Annual Meeting require the affirmative vote of a given percentage of shares outstanding or present at the meeting, abstentions will have the effect of a vote against any matter other than the election of directors. Broker nonvote are counted for purposes of determining the presence or absence of a quorum, but are not counted for purposes of determining the number of votes cast for or against the particular proposal for which authorization to vote was withheld.. Votes will be tabulated by the law firm of R. Dennis Ickes, 1270 Eagle Gate Tower, 60 East South Temple, Salt Lake City, Utah 84111.

14    Proxy Material for Beryllium International Corporation
      April 14, 1998

                                                                     EXHIBIT "A"

                                   EXHIBIT "A"

                      AGREEMENT AND PLAN OF REORGANIZATION

        This Agreement and Plan of Reorganization is entered into this the ______day of February, 1998, by and between Beryllium International Corporation, a Utah Corporation, (hereinafter referred to as "Acquiror"); and RHAJ, a Nevada Corporation, (hereinafter "Acquiree").

                                    RECITALS:

        Certain persons ("Stockholders") own all of the issued and outstanding stock of Acquiree. Acquiror desires to acquire this stock, making Acquiree a wholly owned subsidiary of Acquiror, by its stockholders making a tax-free exchange solely of all their shares for the share in Acquiree for a total of 397,800,720 shares of Acquiror common stock to be exchanged as set out herein with said stockholders. Acquiree runs a subsidiary, Green Gas Generator PTE, Ltd.,a Corporation Oragnized Under the Laws of Singapor.

        NOW THEREFORE, for the mutual consideration set out herein, the parties agree as follows:

                                    AGREEMENT

        1. PLAN OF REORGANIZATION: The stockholders of RHAJ are the owners of all of the issued and outstanding stock of Acquiree which consists of 2,390,000 shares of common stock, no par value per share. It is the intention of the parties hereto that all of the issued and outstanding capital stock of Acquiree shall be acquired by Acquiror in exchange solely for Acquiror Common stock. Further, Acquiree shall issue or cancell all authorized but unissued shares prior to the reorganization. It is the intention of the parties herein that this transaction qualify as a tax-free reorganization under Section 368 (a)(1)(B) of the Internal Revenue Code of 1954, as amended, and related sections thereunder.

        2. EXCHANGE OF SHARES: The issued and outstanding shares of Acquiree shall be exchanged with Acquiror for 397,800,720 shares of common stock of Acquiror. The Acquiror shares will, on the closing date, as hereafter defined, be delivered to the Stockholders in exchange for their shares in Acquiree. RHAJ, Inc., stockholders exchanging "Restricted Stock" will agree to hold such shares of common stock of Acquiror for investment purposes, and not for further public distribution, and agree that those shares shall be appropriately marked "Restricted Stock."

        3. DELIVERY OF SHARES: On or before the closing date, Stockholders will deliver certificates for the shares of Acquiree duly endorsed so as to make Acquiror the sole owner thereof, free and clear of all claims and encumbrances. On such closing date, delivery of the Acquiror shares, which will be appropriately restricted as to transfer, will be made to the Stockholders as set forth herein.

        4. REPRESENTATIONS OF ACQUIREE: Acquiree, its principal stockholders, officers and

2    Plan of Reorganization and Merger
directors hereby represent and warrant that, effective this date and the date of closing, the following is true and correct:

        (1) To the best of their knowledge, Stockholders are the sole owners of all of the issued and outstanding shares of Acquiree; such shares are free from claims, liens, or other encumbrances.

        (2) The shares constitute validly issued shares of Acquiree fully-paid and nonassessable.

        (3) The financial statement dated as of March 30, 1998, and the financial records (Exhibit "A") which will be delivered to Acquiror at or prior to the closing date, are true and complete records of the financial transactions of Acquiree since its inception: are complete and accurate: there are no liabilities, either fixed or contingent, not reflected in such financial statements and records other than contracts or obligations in the usual course of business constitute liens or other liabilities which, if disclosed, would alter substantially the financial condition of Acquiree as reflected in such financial records. These financial statements have been prepared in accordance with generally accepted accounting principles.

        (4) Prior to the closing date there will not be any material changes in the financial position of Acquiree, except changes arising in the ordinary course of business.

        (5) As of the closing date, Acquiree will be in good standing in the Country of origin, and will be in good standing and duly qualified to do business in each state where it is required to be so qualified.

        (6) Acquiree has complied with all state, federal and local laws in connection with its formation, issuance of securities, organization and operations, and no contingent liabilities have been threatened or claims made, and no basis for the same exists with respect to said operations, formation or issuance of securities.

        (7) Acquiree has filed all governmental, tax or related returns due or required to be filed and has paid all taxes or assessments which have become due.

        (8) The corporate financial records, minute books, other documents and records and contracts of Acquiree are to be turned over in their entirety to Acquiror, for Acquiror's approval as a pre-condition to Acquiror's performance hereunder at closing and such documents are complete, true and accurate with respect to the information contained therein.

        (9) The execution of this Agreement will not violate or breach any agreement, contract, or commitment to which Acquiree is a party and has been duly authorized by all appropriate and necessary action.

3    Plan of Reorganization and Merger

        (10) That at the soonest possible time after the reorganization that it is the intention of management of Acquiree to have Beryllium qualify for a NASDAQ listing.

        (11) That Acquiror shareholders will elect one existing member of the Board of Directors of Acquiror for at least two years.

        5. REPRESENTATIONS OF ACQUIRING CORPORATION: Acquiror hereby represents and warrants as follows:

        (a) As of the closing date, the Acquiror shares to be delivered to the stockholders will constitute valid and legally issued shares to Acquiror, fully-paid and nonassessable, and will be legally equivalent in all respects to the common stock of Acquiror issued and outstanding as of the date thereof.

        (b) The officers of Acquiror are duly authorized to execute this Agreement.

        (c) Acquiror's current financial statement will be dated March 30, 1998, and present financial records are true, and complete and accurate; there are no substantial liabilities, either fixed or contingent, not reflected in such financial statements and records other than contracts or obligations in the usual course of business involving claims or other liabilities which, if disclosed would alter substantially the financial condition of Acquiror as reflected in such financial statements. The March 30, 1998, financial statements have been prepared in accordance with generally accepted accounting principles.

        (d) Since the date of the financial statements there have not been, and prior to the closing date there will not be, any material changes in the financial position of Acquiror, except changes arising in the ordinary course of business.

        (e) Acquiror is not involved in any pending litigation or governmental investigation or proceeding not reflected in such financial statements for otherwise disclosed in writing to the Stockholders.

        (f) The shares of Acquiree are being acquired by Acquiror as an investment, and there is no present intention on the part of Acquiror to dispose of such shares.

        (g) Acquiror is duly organized, validly existing and in good standing under the laws of the State of Utah; it has the corporate power to own its property and to carry on its business as now being conducted.

        (h) Acquiror has filed all federal, state, county and local income, excise, property and other tax returns which are due or required to be filed by them prior to the date hereof and has paid or made adequate provision for the payment of all taxes which have or may become due pursuant to such returns or pursuant to any assessments received.

4    Plan of Reorganization and Merger

        (i) Acquiror has not breached, nor is there any pending or threatened claims or any legal basis for a claim that Acquiror has breached, any of the terms or conditions of any agreements, contracts or commitments to which it is a party or is bound.

        (k) Acquiror has no subsidiary corporations.

        (l) The 397,800,720 shares of common stock of Acquiror to be issued to stockholders of Acquiree at closing will be validly issued, nonassessable and fully-paid under Utah corporation law.

        (m) That pursuant to a proxy sent to its shareholders under Utah Law that the requisite number of shareholders have consented to said reorganization. Further, the Acquiror has sent proxy which complies with the 1934 Securities and Exchange Act and all notice requirements under Utah Law.

        (n) That the 2,500,000 outstanding warrants of Acquiror will have been duly cancelled under Utah Law as described in the Proxy.

        6. CLOSING: The closing date herein referred to shall be on such date as the parties hereto may mutually agree upon. At the closing, the Stockholders will accept delivery of the certificates of stock to be issued in their respective names, and give good and sufficient receipt and acquittance for the same, and in connection therewith make delivery of their stock in Acquiree to Acquiror.

        7. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF ACQUIREE: All obligations of Acquiree and its stockholders under this agreement are subject to the fulfillment, prior to or as of the closing date, of each of the following conditions:

        (a) The representations and warranties by and behalf of Acquiror and its officers and directors contained in this Agreement or any certificate or document delivered to Acquiree pursuant to the provisions hereof shall be true and as of the time of closing as though such representations and warranties were made at and as of such time.

        (b) Acquiror shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the closing on the closing date.

        (c) Acquiror shall have delivered to Acquiree evidence to the effect that:

        (i) Acquiror is a corporation duly organized, validly existing and in good standing under the laws of the State of Origin;

        (ii) Acquiror has the corporate power to carry on its business as now being conducted;

5    Plan of Reorganization and Merger

        (iii) This Agreement has been duly authorized, executed and delivered by Acquiror and is a valid and binding obligation of Acquiror enforceable in accordance with its terms;

        (iv) Acquiror through its Board of Directors and stockholders has taken all corporate action necessary to authorize the execution, delivery and performance of this Agreement;

        (v) The documents executed and delivered to Acquiree and Stockholder hereunder are valid and binding in accordance with their terms and vest in Stockholder all right, title and interest in and to the stock of Acquiror and said stock 397,800,720 shares when issued will be duly and validly issued, fully-paid and nonassessable.

        (vi) Except as referred to herein, Acquiror knows of no actions, suit or legal proceedings or investigations pending or threatened against or relating to or materially adversely affecting Acquiror.

        (d) As a condition precedent to the closing of this Agreement, Acquiree shall obtain the approval of the appropriate state board regulating it for this reorganization.

        8. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF ACQUIROR: All obligations of Acquiror to this Agreement are subject to the fulfillment, prior to, or at closing on the closing date, of each of the following conditions:

        (a) The representations and warranties by the Acquiree contained in this Agreement or in any certificate or document delivered to Acquiror pursuant to the provisions hereof shall be true at and as of the time of closing as though such representations and warranties were made at and as of such time.

        (b) Acquiree and Stockholders shall have performed and complied with all covenants, agreements, and conditions required by this agreement to be performed or complied with by it prior to or at closing; including the delivery of not less than 100 % of the outstanding stock.

        (c) Stockholders shall deliver to Acquiror a letter commonly known as an "investment letter" agreeing that the "Restricted Shares" of common stock in Acquiror being issued are being acquired for investment purposes, and not with a view to resale.

        (d) Stockholders shall have stated that the materials, including current financial statements, prepared and delivered by Acquiror to Stockholders, have been received by Stockholders, that when "Restricted Shares" are issued, they are familiar with the business of Acquiror, that they are acquiring the Acquiror shares under Section 4(2), commonly known as the private offering exemption of the Securities Act of 1933, that the shares are restricted and may not be resold, except in reliance on an exemption under the Act.

6    Plan of Reorganization and Merger

        (e) Acquiree shall have delivered to Acquiror evidence to the effect that:

        (i) Acquiree is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada;

        (ii) Acquiree has the corporate power to carry on its business as now being conducted;

        (iii) This Agreement has been duly authorized, executed and delivered by Acquiree and is a valid and binding obligation of Acquiree and enforceable in accordance with its terms;

        (iv) Acquiree through its Board of Directors and stockholders has taken all corporate action necessary to authorize the execution, delivery and performance of this Agreement;

        (v) The documents executed and delivered to Acquiror and Stockholder hereunder are valid and binding in accordance with their terms and vest in Stockholder all right, title and interest in and to the stock of Acquiree and said stock 397,800,720 shares when issued will be duly and validly issued, fully-paid and nonassessable.

        (vi) Except as referred to herein, (see Exhibit "B" and "C") such counsel knows of (a) no actions, suit or other legal proceedings or investigations pending or threatened against or relating to or materially adversely affecting Acquiree; and (b) no unsatisfied judgments against Acquiree.

        (f) Acquiree shall have received approval of and consent to the transaction contemplated herein by shareholders owning at least 100% of the outstanding stock of Acquiree.

        9 INDEMNIFICATION: Within the period in paragraph 10 herein and in accordance with the terms of that paragraph, each party to this Agreement, shall indemnify and hold harmless each other party all times after the date of this Agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees incident to any of the foregoing, resulting from misrepresentations, breach of covenant of warranty or nonfulfillment of any agreement on the part of such party under this Agreement or from any misrepresentation in or omission from any certificate furnished or to be furnished to a party hereunder. Subject to the terms of this Agreement, the defaulting party shall reimburse the other party or parties on demand, for any payment made by said parties at any time after the closing, in respect of any liabilities or claim to which the foregoing indemnity relates.

        10 NATURE AND SURVIVAL OF REPRESENTATIONS: All representations, warranties and covenants made by any party in this agreement shall survive the closing hereunder for so long as the applicable statute of limitations shall remain open. Each of the parties hereto is executing and carrying out the provisions of this agreement in reliance solely on the representations, warranties and

7    Plan of Reorganization and Merger
covenants and agreements contained in this agreement or at the closing of the transactions herein provided for and not upon any investigation on which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

        11     MISCELLANEOUS:

        (a) FURTHER ASSURANCES: At any time, and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

        (b) WAIVER: Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

        (c) BROKERS: Each party agrees to indemnify and hold harmless the other party against any fee, loss or expenses arising out of claims by brokers or finds employed or allegedly to have been employed by it.

        (d) NOTICES: All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested.

        (e) HEADINGS: The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

        (f) COUNTERPARTS: The Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        (g) GOVERNING LAW: This Agreement is being contracted for in the State of Texas, shall be governed by the laws of the State of Texas, any litigation arising from this Agreement shall be litigated within the State of Texas.

        (h) BINDING EFFECT: This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

        (I) ENTIRE AGREEMENT: This Agreement is the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understanding, interpretations or terms of any kind as conditions or inducements to the execution hereof.

8    Plan of Reorganization and Merger

        (j)    TIME: Time is of the essence.

        (k) SEVERABILITY: If any of this Agreement is deemed to be unenforceable, the balance of the Agreement shall remain in full force and effect.

        (l) DEFAULT COSTS: In the event any party hereto has to resort to legal action to enforce any of the terms hereof, such party shall be entitled to collect attorneys fees and other costs from the party in default.

IN WITNESS WHEREOF THE PARTIES HAVE EXECUTED THIS AGREEMENT THE DAY AND YEAR FIRST ABOVE WRITTEN.

BERYLLIUM INTERNATIONAL CORPORATION

BY: ___________________________________________

TITLE: _________________________________________

RHAJ, INCORPORATED

BY:___________________________________________

TITLE: _________________________________________

9    Plan of Reorganization and Merger

SHAREHOLDERS APPROVAL SIGNATURES

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10    Plan of Reorganization and Merger

SHAREHOLDERS APPROVAL SIGNATURES Continued:

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11    Plan of Reorganization and Merger

SHAREHOLDERS APPROVAL SIGNATURES Continued:

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12    Plan of Reorganization and Merger

SHAREHOLDERS APPROVAL SIGNATURES Continued:

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13    Plan of Reorganization and Merger

                                                                     EXHIBIT "B"

                       BERYLLIUM INTERNATIONAL CORPORATION

                   CONSOLIDATED PROFORMA FINANCIAL STATEMENTS

                                 MARCH 31, 1998

                                    CONTENTS


Accountants' Report.......................................................... 3

Consolidated Proforma Balance Sheet.......................................... 4

Consolidated Proforma Statement of Operations................................ 6

Statements of Assumptions and Disclosures.................................... 7

                               ACCOUNTANTS' REPORT

The Board of Directors
Beryllium International Corporation
Salt Lake City, Utah

The accompanying consolidated proforma balance sheet of Beryllium International Corporation as of March 31, 1998 and the related consolidated proforma statement of operations for the year then ended were not audited by us and accordingly, we do not express an opinion on them.

Jones, Jensen & Company
April 28, 1998

                       BERYLLIUM INTERNATIONAL CORPORATION
                       Consolidated Proforma Balance Sheet
                                 March 31, 1998
                                   (Unaudited)

                                     ASSETS

                                        BERYLLIUM
                                        INTERNATIONAL    RHAJ,          PROFORMA
                                        CORPORATION      INC.           ADJUSTMENTS
                                        MARCH 31,        MARCH 31,      INCREASE       PROFORMA
                                        1998             1998           (DECREASE)     CONSOLIDATION
                                        -------------    ----------    -------------   -------------
CURRENT ASSETS

 Cash                                   $      -         $   78,425    $      -        $      78,425
 Accounts receivable                           -            250,000           -              250,000
 Accounts receivable - related parties         -             24,644           -               24,644
 Inventory                                     -            151,569           -              151,569
 Prepaid expenses                              -            160,000           -              160,000
                                        -------------    ----------    -------------   -------------
   Total Current Assets                        -            664,638           -              664,638
                                        -------------    ----------    -------------   -------------
PROPERTY AND EQUIPMENT -
 at cost, net of accumulated
 depreciation                                  -            315,860           -              315,860
                                        -------------    ----------    -------------   -------------
OTHER ASSETS

 Patents                                                  1,401,774           -            1,401,774
                                        -------------    ----------    -------------   -------------
   Total Other Assets                          -          1,401,774           -            1,401,774
                                        -------------    ----------    -------------   -------------
   TOTAL ASSETS                         $      -         $2,382,272    $      -        $   2,382,272
                                        =============    ==========    =============   =============

       See Summary of Assumptions and Disclosures and Accountants' Report

                       BERYLLIUM INTERNATIONAL CORPORATION
                 Consolidated Proforma Balance Sheet (Continued)
                                 March 31, 1998
                                   (Unaudited)

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                    BERYLLIUM
                                    INTERNATIONAL     RHAJ,          PROFORMA
                                    CORPORATION      INC.           ADJUSTMENTS
                                     MARCH 31,       MARCH 31,      INCREASE        PROFORMA
                                      1998           1998           (DECREASE)     CONSOLIDATION
                                    -------------    ----------    -------------   -------------
CURRENT LIABILITIES

 Accounts payable                   $      -         $  150,000    $      25,000   $     175,000
 Accrued expenses                          -             30,000           -               30,000
 Notes payable - current                   -             46,000           -               46,000
 Notes payable - related parties           -          1,287,297           -            1,287,297
                                    -------------    ----------    -------------   -------------

   Total Liabilities                       -          1,513,297           25,000       1,538,297
                                    -------------    ----------    -------------   -------------
STOCKHOLDERS' EQUITY

 Common stock; par value $0.01;
  500,000,000 authorized;
  418,737,600 issued and
  outstanding                             209,369     2,390,000        1,588,007       4,187,376
 Additional paid-in capital
  (deficiency)                            826,874        -            (2,649,250)     (1,822,376)
 Accumulated deficit                   (1,036,243)   (1,521,025)       1,036,243      (1,521,025)
                                    -------------    ----------    -------------   -------------

   Total Stockholders' Equity              -            868,975          (25,000)        843,975
                                    -------------    ----------    -------------   -------------

   TOTAL LIABILITIES AND
    STOCKHOLDERS' EQUITY            $      -         $2,382,272    $      -        $   2,382,272
                                    =============    ==========    =============   =============

       See Summary of Assumptions and Disclosures and Accountants' Report

                       BERYLLIUM INTERNATIONAL CORPORATION
                  Consolidated Proforma Statement of Operations
                                 March 31, 1998
                                   (Unaudited)

                                    BERYLLIUM
                                    INTERNATIONAL    RHAJ,          PROFORMA
                                    CORPORATION      INC.           ADJUSTMENTS
                                    MARCH 31,        MARCH 31,      INCREASE        PROFORMA
                                    1998             1998           (DECREASE)     CONSOLIDATION
                                    -------------    ----------    -------------   -------------
SALES                               $      -         $  439,093    $      -        $     439,093

COST OF SALES                              -            183,948           -              183,948
                                    -------------    ----------    -------------   -------------

GROSS PROFIT                               -            255,145           -              255,145
                                    -------------    ----------    -------------   -------------
EXPENSES

 Selling expense                           -            515,112           -              515,112
 General and administrative                -            390,708           -              390,708
 Depreciation                              -             28,000           -               28,000
                                    -------------    ----------    -------------   -------------
   Total Expenses                          -            933,820           -              933,820
                                    -------------    ----------    -------------   -------------
LOSS FROM OPERATIONS                       -           (678,675)          -             (678,675)
                                    -------------    ----------    -------------   -------------

OTHER INCOME (EXPENSE)

 Loss on exchange rate                     -               (157)          -                 (157)
 Other income                              -            140,000           -              140,000
                                    -------------    ----------    -------------   -------------
   Total Other Income (Expense)            -            139,843           -              139,843
                                    -------------    ----------    -------------   -------------
LOSS BEFORE DISCONTINUED
 OPERATIONS                                -           (538,832)          -             (538,832)
                                    -------------    ----------    -------------   -------------
LOSS FROM DISCONTINUED
 OPERATIONS                                (6,823)       -                -               (6,823)
                                    -------------    ----------    -------------   -------------
NET LOSS                            $      (6,823)   $ (538,832)   $      -        $    (545,655)
                                    =============    ==========    =============   =============

       See Summary of Assumptions and Disclosures and Accountants' Report

                       BERYLLIUM INTERNATIONAL CORPORATION
                Statements of Assumptions and Disclosures for the
                   Consolidated Proforma Financial Statements
                                 March 31, 1998
                                   (Unaudited)

BACKGROUND AND HISTORICAL INFORMATION

        Beryllium International Corporation (Beryllium) was incorporated under the laws of the State of Utah. The original purpose of Beryllium was to explore and develop natural resource properties.

        RHAJ, Inc. (RHAJ) was incorporated under the laws of the State of Nevada. RHAJ runs a subsidiary, Green Gas Generator PTE, Ltd., a corporation organized under the laws of Singapore that has utilized a patented technology of converting ordinary water into an oxy-hydrogen gas flame. The company is applying the technology to produce oxy-hydrogen gas cutting systems.

PROFORMA TRANSACTIONS

        The historical financial information contained herein has been consolidated assuming the issuance of common stock of Beryllium for the outstanding common stock of RHAJ (2,390,000 shares) as of March 31, 1998. The balance sheets of Beryllium and RHAJ are shown at March 31, 1998. The statements of operations cover the year ended March 31, 1998.

        Beryllium will issue 397,800,720 shares of common stock in exchange for the outstanding shares of RHAJ. The proforma adjustments have been prepared under the pooling method of accounting for business combinations and all significant intercompany transactions have been eliminated. The proforma adjustments to record the merger of the companies under the pooling method of accounting for business combinations are:

        1) Record the purchase of RHAJ through the issuance of 397,800,720 shares of common stock:

               Common stock                               $        3,978,007
               Additional paid-in capital                         (3,978,007)
                                                          ------------------
                         Total                            $           -
                                                          ==================

        2) Eliminate the common stock of RHAJ:

               Common stock                               $       (2,390,000)
               Additional paid-in capital                          2,390,000
                                                          ------------------
                         Total                            $           -
                                                          ==================

                       BERYLLIUM INTERNATIONAL CORPORATION
                Statements of Assumptions and Disclosures for the
                   Consolidated Proforma Financial Statements
                                 March 31, 1998
                                   (Unaudited)

PROFORMA TRANSACTIONS (Continued)

        3) Charge estimated costs to be incurred in connection with the shares to be issued in the acquisition of RHAJ against additional paid-in capital:

               Accounts payable                              $           25,000
               Additional paid-in capital                               (25,000)
                                                             ------------------
                         Total                               $           -
                                                             ==================
        4) Eliminate the accumulated deficit of Beryllium:

               Accumulated deficit                           $        1,036,243
               Additional paid-in capital                            (1,036,243)
                                                             ------------------

                                                                     EXHIBIT "C"

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10 - K

                 ANNUAL REPORT UNDER SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                    FOR THE FISCAL YEAR ENDED MARCH 31, 1998.

COMMISSION FILE NUMBER:      0-9577

                       BERYLLIUM INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

           UTAH                                        87-0294391
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
Incorporation or Organization)

8790 BLUE JAY LANE, SALT LAKE CITY, UTAH                           84121
(Address of principal executive offices)                         Zip Code

Registrant's telephone number, including area code:          (801) 942-0895

Securities registered pursuant to Section 12(b) of the Act:

        Title of each class                        Name of each exchange on
                                                      which registered

             NONE                                          NONE

Securities registered pursuant to Section 12(g) of the Act:

                          COMMON STOCK, PAR VALUE $ .01
                                (Title of Class)

                     24-MONTH COMMON STOCK PURCHASE WARRANTS
                                (Title of Class)

                     48-MONTH COMMON STOCK PURCHASE WARRANTS
                                (Title of Class)

        Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
        YES: [ ]     NO: [X]

        State the aggregate market value of the voting and non-voting common equity held by non-affiliates of the registrant. The aggregate market value shall by computed by reference to the price at which the common equity was sold, or the average bid and asked prices of such common equity, as of a specified date within 60 days prior to the date of filing.

2    Form 10-K as Required by the Securities and Exchange Commission

                        THE STOCK DOES HAVE PRESENT VALUE

        Indicate the number of shares outstanding of each of the registrant's classes of common stock, as of the latest practicable date:

                                   20,936,880

        There are no documents incorporated by reference herein.

        Indicate by check mark if disclosure of delinquent filers pursuant to
Item 405 of Regulation S-K (ss.229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.

                                     PART I

                                ITEM 1. BUSINESS

        The Company at the present time is conducting no business operation. The company was formed originally to be engaged in the acquisition and sale of interest in oil, gas, coal oil, shale and other mineral properties located principally in the Rocky Mountain region of the United States of America. However, with World decline in prices for Beryllium and intense competition from larger companies, the company went inactive in September, 1994. These factors caused the company to be unable to continue operation. The company at the present time is contemplating obtaining a company with a patented process for generating hydrogen and oxygen through the electrolysis of water whereby it is first commercial product is a generator used in the welding and steel cutting business.

                               ITEM 2. PROPERTIES

        The company, at the present time, has divested itself of all properties and owns no properties at this time.

                            ITEM 2. LEGAL PROCEEDINGS

        The company, at this time, has no legal proceeding in regard to its operations.

           ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

        The company, at the present time, is planning to approve proxy material for the purpose of acquiring through a tax-free reorganization, a Nevada Corporation, which in turn controls a Singaporian Corporation. In the past, the company last had a Shareholders meeting on the 14th day of March, 1992. The company is planning to have Shareholders meeting on May 30, 1998.

3       Form 10-K as Required by the Securities and Exchange Commission

                                     PART II

                ITEM 5. MARKET FOR REGISTRANT'S COMMON STOCK AND
                        RELATED SECURITY HOLDERS MATTERS


        At the present time, the company is not active. The company is not active, nor is their stock being traded at this time. There is no market for the stock at the present time.

        COMMON STOCK AND OTHER SECURITIES

        The Registrant's securities, consisting of common stock, 24-month common stock purchase warrants, 48-month common stock purchase warrants and units, are not being traded in any market.

        EXTENSION OF WARRANT'S EXPIRATION DATES

        In 1981, the registrant issued 1,250,000 24-month common stock purchase warrants (the "24-month Warrants") and 1,250,000 48-month common stock purchase warrants (the "48-month Warrants"). The expiration dates of both the 24-month Warrants and the 48-Month Warrants have been extended from time to time by the Registrant. The exercise price for the 24-month Warrants is $4.00 per share, and the exercise price for the 48-month Warrants is $5.33 per share. There is not now in effect a current registration statement with respect to any of the warrants. To date, none of the warrants has been exercised.

                         ITEM 6. SELECTED FINANCIAL DATA

                                        Years Ended March 31,
                    ---------------------------------------------------------------
                      1998          1997         1996         1995          1994
                    ----------   ----------   ----------   ----------   -----------
Statement of
operations Data:

Revenues: .......         None         None          -0-          -0-          none


Net Loss: .......         6823      1000.00      36,248.       15,506        94,764

Net Loss per
common share: ...        (0.00)        (.00)        (.00)        (.00)         (.50)

Weighted Ave
Common Shares
Outstanding: ....   20,936,880   20,936,880   20,836,880   20,736,880    20,026,880

Dividends
Declared or Paid:        none.        none.        none.        none.         none.

4       Form 10-K as Required by the Securities and Exchange Commission

                      1998          1997         1996         1995          1994
                    ----------   ----------   ----------   ----------   -----------
Balance Sheet
Data:

Total Assets: ...          -0-          -0-          -0-          -0-        121.00


Long-Term Debt: .          -0-          -0-          -0-          -0-       881,758

                                                                 CUMULATIVE
                                                                JULY 10, 1985
                                                                      TO
                                                                MARCH 31, 1998
                                                                 -----------
Statements of Operations
Data:

Revenues: ...........................................                    -0-

Net Loss: ...........................................              1,036,243

Net Loss Per Common
Share: ..............................................                   (.00)

Weighted Average Common
Shares Outstanding: .................................             20,936,880

Dividends Declared or Paid: .........................                  None.


                 ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The company, at this time, is not engaging in any activity and has been effectively in a development stage since the 30th day of September, 1994.

        The reason why the company has not done any business is that the mineral interests that the company was working on proved not to be commercially viable to mine or develop. The company has been in a development stage since that period of time and because of a lack of income and activity, has not filed any financial information since 1994.

                     ITEM 8. LIQUIDITY AND CAPITAL RESOURCES

        The company at the present time has suffered a loss and has no operating revenues and zero cash flows. The company, at the present time, is considering an acquisition and/or merger that would provide operating capital for the company for the future.

5       Form 10-K as Required by the Securities and Exchange Commission

                          ITEM 9. RESULTS OF OPERATIONS

        Currently the company is not operating and therefore, has had no revenue since 1994 and this has continued to the present time.

                         ITEM 10. REVENUES AND EXPENSES

        The loss of the fiscal year, 1997.

               The company has filed an 8-K regarding change of auditors are Jones, Jenson and Company, L.L.C., 50 South Main Street, Suite 1450, Salt Lake City, Utah 84144

                   ITEM 11. CHANGES IN AND DISAGREEMENTS WITH
                          ACCOUNTANTS ON ACCOUNTING AND
                              FINANCIAL DISCLOSURE

        None.

                                    PART III

                         ITEM 10. REVENUES AND EXPENSES

        None.

                    ITEM 11. DIRECTORS AND EXECUTIVE OFFICERS
                                OF THE REGISTRANT

        CURRENT MANAGEMENT

        The table below sets forth the name, age, and position of each current director and executive officer of the Registrant and each nominee proposed for election to the board of directors.

6       Form 10-K as Required by the Securities and Exchange Commission

                              DIRECTOR OR
NAME                  AGE     POSITIONS WITH COMPANY                      SINCE
----------------      ---     -----------------------------------         -----
Richard D. Moody      67      Chairmen of the Board, president             1985
                              and Chief Executive Officer and a
                              director of Emery Energy, Inc., and
                              Moody Beryllium Corporation.

Gerald M. Park        66      Vice-President, treasurer, and a             1985
                              director of Emery Energy, Inc., and
                              of Moody Beryllium Corporation.

R. Dennis Ickes       54      Secretary and a director of  Emery           1979
                              Energy, Inc., and Moody Beryllium
                              Corporation.

                         ITEM 12. EXECUTIVE COMPENSATION

        There has been no executive compensation.

                     ITEM 13. SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

        The registrant is authorized to issue 50,000,000 shares of common stock, par value $ .01, of which 20,936,880 shares were issued and outstanding at the close of business on March 31, 1997. Each share of common stock is entitled to one vote.

        The following table sets forth, as of March 31, 1997, the number of shares of the Registrant's common stock, par value $.01, held of record or beneficially by each person who was known by the Registrant to own beneficially, more than 5% of the Registrant's common stock, and the name and share holdings of each officer, director, and nominee, and all officers and directors as a group. Each person listed holds sole voting and investing power over the shares shown as being beneficially owned by such person.

7       Form 10-K as Required by the Securities and Exchange Commission

NAME OF                                      NUMBER OF               PERCENT OF
BENEFICIAL OWNER                              SHARES                   CLASS
----------------------                      ---------                ----------
PRINCIPAL SHAREHOLDERS
----------------------

Richard D. Moody                            9,641,388                  48.1%
1216 Route #1
Delta, Utah 84624

Gerald M.  Park                             1,567,265                  7.8%
8790 Blue Jay Lane
Salt Lake City, Utah 84121

OFFICERS AND DIRECTORS

Richard D. Moody             ----------------See above -------------------------

Gerald M. Park               ----------------See above -------------------------

R. Dennis Ickes                             202,211                    1.0%
R. Dennis Ickes and
Susan Marriott Ickes

All officers and directors
as a group Three (3) persons.               11,410,864                 57.0%


             ITEM 14. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        During the year ended March 31, 1997, the Registrant had no private transactions with related parties.

                                     PART IV

          ITEM 15. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS
                                   ON FORM 8-K

8       Form 10-K as Required by the Securities and Exchange Commission

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             BERYLLIUM INTERNATIONAL CORPORATION
                                                        (registrant)

                                             _____________________________
                                             Richard D. Moody
                                             President

_______________________
       (date)

9       Form 10-K as Required by the Securities and Exchange Commission

                              <PROXY CARD TO COME>